ADVANTAGE GOVERNMENT LIQUIDITY FUND

Shares of Daily Income Fund (the “Fund”) - U.S. Government Portfolio

Ticker Symbol

[ADGXX]

SUMMARY PROSPECTUS

July 29, 2013

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/RNT/Advantage. You can also get this information at no cost by calling 1-800-994-6260 or by sending an e-mail request to rntfulfillment@rrd.com.

The Fund’s Prospectus and SAI, both dated July 29, 2013, and the Fund’s most recent shareholder report, dated March 31, 2013, are all incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The investment objective of the U.S. Government Portfolio is to seek as high a level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

FEES AND EXPENSES OF THE U.S. GOVERNMENT PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold Advantage Shares of the U.S. Government Portfolio.

	U.S. Government Portfolio Advantage Shares
Shareholder Fees
(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.12%
Distribution and Service (12b-1) Fees		1.00%
Other Expenses (includes Administration Fees listed below)		0.10%
Administration Fees	0.05%

Total Annual Fund Operating Expenses		1.22%

Available exclusively to customers of

Oppenheimer & Co. Inc. and its Affiliates

85 Broad Street

New York, NY 10004

Example

This Example is intended to help you compare the cost of investing in the Advantage Shares of the U.S. Government Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Advantage Shares of the U.S. Government Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Advantage Shares of the U.S. Government Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Government Portfolio – Advantage Shares:	$124	$387	$670	$1,477

PRINCIPAL INVESTMENT STRATEGIES

The Daily Income Fund (the “Fund”) seeks to maintain investment portfolios with a dollar-weighted average maturity of 60 days or less, to value its investment portfolios at amortized cost and maintain a net asset value of $1.00 per share. The U.S. Government Portfolio seeks to achieve its objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in short-term, marketable securities and instruments issued or guaranteed by the U.S. Government or by its agencies or instrumentalities (“Government Securities”), with maturities of 397 days or less, and repurchase agreements calling for resale in 397 days or less backed by Government Securities. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this policy. The U.S. Government Portfolio may also invest in loan participation interests where the borrower is the U.S. Government, or its agencies or instrumentalities.

The Portfolio’s investment manager considers the following factors when buying and selling securities for the Portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. Yield management is where the investment manager considers the overall yield of the Portfolio and how an individual purchase would impact the yield of the Portfolio, against the backdrop of the Portfolio’s overall investment objective. Credit management is where the investment manager considers the overall credit quality of the Portfolio and how an individual purchase would impact the credit quality of the Portfolio, against the backdrop of the Portfolio’s overall investment objective.

PRINCIPAL RISKS

¡	Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

¡	The value of the Portfolio’s shares and the securities held by the Portfolio can each decline in value.

¡	The amount of income the Portfolio generates will vary with changes in prevailing interest rates.

¡	The payment of interest and preservation of capital are dependent upon the continuing ability of issuers to meet payment obligations.

¡	An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other governmental agency.

¡

The U.S. Government Portfolio is exposed to the credit risk of the institutions that issue Government Securities. Changes in the credit quality of the issuers could affect their ability to meet their payment obligations of interest or principal. Any failure to make such payments could adversely affect the value of the security and your investment in the Portfolio.

RISK/RETURN BAR CHART AND TABLE

The following performance information provides some indication of the risks of investing in the Advantage Shares of the U.S. Government Portfolio. The bar chart shows changes in the Advantage Shares of the U.S. Government Portfolio’s performance from year to year. The table shows the Portfolio’s average annual total returns for the one year, five year and since inception periods. While analyzing this information, please note that the Portfolio’s past performance is not an indication of how the Portfolio will perform in the future. The current 7-day yield for the Advantage Shares of the U.S. Government Portfolio may be obtained by calling the Fund at (212) 830-5345 or toll free at (800) 433-1918.

U.S. Government Portfolio – Advantage Shares

As of June 30, 2013, the U.S. Government Portfolio’s Advantage Shares had a year-to-date return of 0.00%.

The U.S. Government Portfolio Advantage Shares’ highest quarterly return was 1.07% for the quarter ended June 30, 2007; the lowest quarterly return was 0.00% for the quarter ended June 30, 2011.

Average Annual Total Returns - U.S. Government Portfolio Advantage Shares

For the period ended December 31, 2012

	One Year	Five Years	Since Inception (November 2, 2006)
Advantage Shares Return Before Taxes:	0.01%	0.27%	1.00%

MANAGEMENT

Investment Manager: Reich & Tang Asset Management, LLC (the “Manager”) is the Portfolio’s investment manager.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem U.S. Government Portfolio Advantage Shares of the Fund on any business day through Oppenheimer & Co. Inc. via written request (85 Broad Street, New York, NY 10004) or telephone (800-433-1918). There is no minimum initial or subsequent investment amount.

TAX INFORMATION

The Portfolio’s distributions are taxable as ordinary income, except when your investment is through an IRA, 401(k) plan or other tax-advantaged plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Portfolio and/or its Manager may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADVGOVT - 23380W747 – SP0713

Available exclusively to customers of

Oppenheimer & Co. and its Affiliates

ADVANTAGE GOVERNMENT LIQUIDITY FUND SUMMARY PROSPECTUS
July 29, 2013